UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

April 21, 2004

hi/fn, inc.

(Exact name of registrant as specified in its charter)

0-24765
(Commission File Number)

DELAWARE	33-0732700
(State of Incorporation)	(IRS Employer
Identification Number)

750 University Avenue
Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 399-3500
Registrant’s telephone number,
including area code

ITEM 12. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 12. REGULATION FD DISCLOSURE

          On April 21, 2004, hi/fn, inc. issued a press release announcing its earnings for the second fiscal quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2004

hi/fn, inc.

By	/s/ William R. Walker

William R. Walker
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release issued by hi/fn, inc. dated April 21, 2004